UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

LUMENT FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, 20th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 317-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LFT	New York Stock Exchange
7.875% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	LFTPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Appointment of President

The Board of Directors (the “Board”) of Lument Finance Trust, Inc. (the “Company”) appointed Mr. James J. Henson, age 70, as President of the Company effective as of May 22, 2023. Mr. Henson will continue serving as General Counsel and Senior Managing Director of Lument Investment Management, LLC, the external manager for the Company (the “Manager”). Mr. Henson is a Registered Securities Principal. Mr. Henson is replacing Mr. James Flynn as President of the Company. Mr. Flynn will continue to serve as the Company’s Chairman and Chief Executive Officer.

Prior to this role, Mr. Henson had been the corporate secretary for the Company from March 2020 until May 2023. Since November 2015, Mr. Henson has served as Senior Managing Director and General Counsel of Lument Real Estate Capital Holdings, LLC (“Holdings”), the parent company of the Manager. Mr. Henson held the same positions at Holdings from May 2010 through May 2013 and was a member of the Board of Managers of Holdings from May 2010 through November 2015.

Prior to joining Holdings, Mr. Henson co-founded Stonehenge Financial Holdings, Inc. (“Stonehenge Financial”), a private equity fund manager. Mr. Henson was a principal of Stonehenge Financial and served as its General Counsel from 1999 through 2010. Prior to his tenure at Stonehenge Financial, Mr. Henson was Vice Chairman and General Counsel of Banc One Capital Holdings Corporation (“Banc One”) from 1989 through 1999. Through its subsidiaries, Banc One engaged in investment and merchant banking, securities and insurance brokerage, investment management and trust services, and commercial mortgage lending and servicing. From 1983 through 1989, Mr. Henson was a partner in Meuse, Rinker, Chapman, Endres & Brooks, a regional investment banking firm that was acquired by Banc One. Mr. Henson worked as an investment banker with an emphasis on mortgage-backed financings and bond refundings.

Mr. Henson has no family relationship with any directors or executive officers of the Company, nor are there any arrangements or understandings between Mr. Henson and any other persons pursuant to which he was selected as President. There are no related party transactions between Mr. Henson and the Company reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENT Finance Trust, Inc.

Date: May 25, 2023	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officer